SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT, dated as of September 6, 2007 (the “Agreement”), by and among TXP Corporation, a Nevada corporation (the “Company”) and Dyna Porter International Limited, a British Virgin Islands company (the “Investor”).

BACKGROUND

WHEREAS, the Company wishes to sell, and the Investor wishes to purchase, up to an aggregate of $1,000,000 (the “Purchase Price” ) in shares of the Company's common stock, par value $.001 per share, for a total of 4,000,000 shares (the “Shares”) at a per share purchase price of $0.25, together with warrants to purchase 1,000,000 shares of Common Stock, in the form annexed hereto as Exhibit “A”, at an exercise price equal to $0.65 per share, warrants to purchase 1,000,000 shares of Common Stock, in the form annexed hereto as Exhibit “B”, at an exercise price equal to $0.75 per share, warrants to purchase 1,000,000 shares of Common Stock, in the form annexed hereto as Exhibit “C”, at an exercise price equal to $0.85 per share, and warrants to purchase 1,000,000 shares of Common Stock, in the form annexed hereto as Exhibit “D”, at an exercise price equal to $1.00 per share. The warrants and the shares of Common Stock issuable upon exercise of the warrants shall be referred to herein as the “Warrants” and the “Warrant Shares”, respectively.

WHEREAS, the issuance of the Shares and the Warrants will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") of the United States Securities Act of 1933, as amended, and/or Regulation D ("Regulation D") and the other rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

This Agreement and the Warrants shall collectively be referred to herein at the (“Transaction Documents”). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Transaction Documents.

NOW THEREFORE in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.
CLOSING

1.1  Closing Date. Subject to the satisfaction or waiver of the terms and conditions of this Agreement and the satisfaction or waiver of the conditions to Closing as set forth in Section 1.2 and 1.3 below, within five (5) business days from the execution of this Agreement (the“Closing Date”), the Investor agrees to purchase from the Company, and the Company agrees to sell to the Investor, up to an aggregate of $1,000,000 in Shares at per share purchase price of $0.25, together with warrants to purchase 1,000,000 shares of Common Stock at an exercise price equal to $0.65 per share, warrants to purchase 1,000,000 shares of Common Stock at an exercise price equal to $0.75 per share, warrants to purchase 1,000,000 shares of Common Stock at an exercise price equal to $0.85 per share and warrants to purchase 1,000,000 shares of Common Stock at an exercise price equal to $1.00 per share.

1.2  Company Closing Conditions. The obligation of the Company hereunder to issue and sell the Shares and Warrants to the Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(i) The Investor shall have executed each of the Transaction Documents to be executed by them and delivered the same to the Company.

(ii) The Investor shall have completed and executed the Confidential Investor Questionnaire, annexed hereto as Exhibit “E”, and delivered the same to the Company.

(iii) The Investor shall have delivered to the Company the Purchase Price for the Shares and the Warrants being purchased by the Investor by wire transfer of immediately available funds pursuant to the written wire instructions provided by the Company.

(iv) The representations and warranties of the Investor shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date.

1.3 Investor Closing Conditions. The obligation of the Investor hereunder to purchase the Shares and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date thereof, of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have executed each of the Transaction Documents to be executed by it and delivered the same to the Investor.

(ii) The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been suspended by the Principal Market (as defined in Section 3.3 of this Agreement) or the Securities and Exchange Commission (the “Commission”) at any time beginning on the date hereof and through and including the Closing Date, and the Company shall not have been notified of any pending or threatened proceeding or other action to de-list or suspend trading in the Common Stock.

(iii) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

   (iv) The Company shall have delivered to the Investor the Shares being purchased by the Investor at the Closing.

(v) The Company shall have executed and delivered to the Investor the Warrants being purchased by the Investor at the Closing.

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

2.1  Organization and Standing of the Subscribers. The Investor is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

2.2 Compliance with Law. The Investor's trading activities with respect to Shares and the Warrant Shares will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the principal market on which the Company's Common Stock is listed.

2.3  Intent. The Investor is entering into this Agreement for his own account for investment purposes only and not with a view to or for sale in connection with any distribution of the Shares, the Warrants or the Warrant Shares. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Shares, the Warrants or the Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Shares, the Warrants and the Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition.

2.4 Investment Experience. The Investor acknowledges that he can bear the economic risk and complete loss of its investment in the securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

2.5  Authorization and Power. The Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares and acquire the Warrants being issued to it hereunder. This Agreement has been duly authorized, executed and delivered by all necessary corporate or partnership action, and no further consent or authorization of the Investor or its Board of Directors, stockholders, partners, members, as the case may be, is required and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Investor enforceable against the Investor in accordance with the terms thereof, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

2.6 No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Investor's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Investor is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Investor). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

2.7. Information on Company. The Investor has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended December 31, 2006 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website, (hereinafter referred to collectively as the "SEC Reports"). In addition, the Investor has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Investor has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Investor deems material in deciding on the advisability of investing in the securities. The Investor has had full opportunity to conduct a complete and thorough due diligence investigation of the Company, and such opportunity has been made available to the Investor's professional representative(s) to ask questions of and receive answers from representatives of the Company concerning the Company and its financial condition and prospects, request additional information necessary to verify the accuracy of the SEC Reports and Other Written Information provided to Investor. The foregoing, however, does not limit or modify the representations and warranties of the Company contained in this Agreement or the right of Investor to rely thereon.

2.8. Information on Investor. The Investor is, and will be at the time of the issuance of the Shares and the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Investor to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Investor has the authority and is duly and legally qualified to purchase and own the Shares and the Warrants. The Investor is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Investor is accurate.

2.9. Purchase of Shares and Receipt of Warrants. The Investor will purchase the Shares and receive the Warrants as principal for his own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

2.10. Compliance with Securities Act. The Investor understands and agrees that the Shares and the Warrants have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Investor contained herein), and that such securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. Resales of the securities by the Investor will be made in compliance with all applicable securities laws.

2.11. Communication of Offer. The offer to sell the securities was directly communicated to the Investor by the Company. At no time was the Investor presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

2.12. Confidentiality/Public Announcement. From the date of this Agreement and until the Company makes a public announcement of the transactions contemplated by this Agreement by filing a Form 8-K, Investor agrees he will not disclose publicly or privately the nature of the transactions contemplated under this Agreement unless expressly agreed to in writing by the Company, or only to the extent required by law.

2.13. No Governmental Review. The Investor understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the securities or the suitability of the investment in the securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

2.14. No Market Manipulation. The Investor has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the securities or affect the price at which the securities may be issued or resold.

2.15. Short Position and Short Sales. The Investor covenants that neither he nor any of his affiliates will engage in any illegal short sales of or illegal hedging transactions with respect to the Common Stock.

2.16 Restricted Securities. The Investor understands that the securities have not been registered under the Securities Act and the Investor will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the securities unless pursuant to an effective registration statement under the Securities Act. Notwithstanding anything to the contrary contained in this Agreement, the Investor may transfer (without restriction but with the need for an opinion of counsel) the securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an“Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition,“control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

2.17. Survival. The foregoing representations and warranties shall survive for a period of one year from the date hereof.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1. Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has all requisite corporate authority to own its properties and to carry on its business as now being conducted.

3.2. Authority. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue the Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of the this Agreement, the Warrants by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement and the Warrants have been duly executed and delivered by the Company and shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the exercise of the Warrants. The Company further acknowledges that its obligation to issue Warrant Shares upon exercise of the Warrants in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

3.3. Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the “Principal Market” is defined as the OTC Bulletin Board and the Company has not received any notice regarding, and to its knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such posting or listing.

3.4. SEC Documents. The SEC Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made. Since the date of the financial statements included in the SEC Reports, there has been no material adverse event relating to the Company's business, financial condition or affairs not disclosed in the SEC Reports. The SEC Reports do not contain any untrue statement of a material fact.

3.5. Exemption from Registration; Valid Issuances. Subject to the accuracy of the Investor's representations in Article 2, the sale of the Shares and the Warrants will not require registration under the Securities Act and/or any applicable state securities law (other than any Commission, Principal Market or state securities filings that may be required to be made by the Company subsequent to closing and any registration statement that may be filed pursuant hereto). Shares and Warrants will be duly and validly issued, fully paid and non-assessable. When issued and paid for in accordance with the Warrants, the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Shares, Warrants and Warrant Shares will be free from any liens, charges, claims or other encumbrances upon issuance. Neither the sales of the Shares and the Warrants pursuant to, nor the Company's performance of its obligations under this Agreement and the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Shares, the Warrants or the Warrant Shares or any of the assets of the Company, or (ii) entitle the holders of outstanding capital shares to preemptive or other rights to subscribe for or acquire the capital shares or other securities of the Company. None of the securities shall subject the Investor to personal liability to the Company or its creditors by reason of the possession thereof.

3.6. No Directed Selling, General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor, to the knowledge of the Company, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Shares and the Warrants, or (ii) has made or will make any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the sale of the securities under the Securities Act.

3.7. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Company's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Company is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Company). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to sell the Shares and/or Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

3.8. No Material Adverse Change. Since December 31, 2006 no material adverse effect has occurred or exists with respect to the Company, except as disclosed in the SEC Reports filed prior to the date hereof and available on EDGAR.

3.9. Litigation and Other Proceedings. Except as disclosed in the SEC Reports, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a material adverse effect. Except as set forth in the SEC Reports, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a material adverse effect. There is no action, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

3.10. No Misleading or Untrue Communication. The Company and any person representing the Company, or any other person selling or offering to sell the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which, together with all such communications, including the SEC Reports, taken as a whole, contained any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.11 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares pursuant to any exercise of the Warrants in an amount not less than the number needed to provide for the issuance of Warrant Shares, as may be adjusted from time to time. The Company further agrees that if at any time the number of shares of Common Stock issuable upon conversion of the Warrants would cause the Company to be obligated to issue a number of shares of Common Stock in excess of its authorized capital (after taking into account all other capital shares equivalents then existing), it shall promptly commence all necessary corporate and stockholder action necessary to increase its authorized capital so as to eliminate the aforesaid condition.

3.12. Listing of Common Stock. The Company hereby agrees to maintain the listing or quotation of the Common Stock on a principal market, and as soon as required by the rules of the principal market to list the Shares and the Warrant Shares on the principal market. The Company further agrees, if the Company applies to have the Common Stock traded on any other principal market, it will include in such application the Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investor to cause the Shares and the Warrant Shares to be listed on such other principal market as promptly as possible. The Company will take all action necessary to continue the listing and trading of its Common Stock on a principal market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the principal market.

3.13. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act.

3.14. Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other Transaction Documents.

3.15. Issuance of Shares and Warrant Shares. The sale of the Shares and the Warrants and the issuance of the Warrant Shares pursuant to exercise of the Warrants shall be made in accordance with the provisions and requirements Section 4(2) or Regulation D of the Securities Act and any applicable state securities law. The Company shall make any necessary Commission and “blue sky” filings required to be made by the Company in connection with the sale of such securities to the Investor as required by all applicable laws.

ARTICLE 4.
LEGENDS

4.1  Shares Legend. The Shares and the Warrant Shares shall bear the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TXP CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

(i) Warrants Legend. The Warrants shall bear the following or similar legend:

"THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TXP CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

ARTICLE 5.
REGISTRATION RIGHTS

5.1  Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than December 15, 2007 (the“Scheduled Filing Date”), file with the Commission a registration statement on Form SB-2 (the“Registration Statement”) covering the resale of all of the Shares and the Warrant Shares. In the event that Form SB-2 is unavailable for such registration, the Company shall use such other form as is available for such registration. The Registration Statement prepared pursuant hereto shall register for resale that number of shares of Common Stock equal to the number of Shares and Warrant Shares as of the Scheduled Filing Date. The Company shall use its best efforts to respond to any comments issued by the Commission with respect to the Registration Statement as soon as practicable after receipt of such comments and shall use its best efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable, but no later than ninety (90) days after the Scheduled Filing Date (the“Scheduled Effectiveness Date”).

5.2 Non-Registration Event. The Company and the Investor agree that the Investor will suffer damages if the Registration Statement is not declared effective by the Commission by the Scheduled Effectiveness Date (a “Non-Registration Event”) and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the Registration Statement is not declared effective on or before the Scheduled Effectiveness Date, then the Company shall deliver to the Investor, as liquidated damages, an amount equal to one percent (1%) for each thirty (30) days or part thereof of the Purchase Price for the first sixty (60) days after the occurrence of a Non-Registration Event. If there is an ongoing and uncured Non-Registration Event (an “Ongoing Non-Registration Event”) during the period beginning sixty one (61) days after the Non-Registration Event, then the Company shall deliver to the Investor, as liquidated damages, an amount equal to two percent (2%) for each thirty (30) days or part thereof of the Purchase Price after the occurrence of an Ongoing Non-Registration Event. Notwithstanding the foregoing, Liquidated Damages shall only accrue during a Non-Registration Event or Ongoing Non-Registration Event until twelve (12) months from the Closing Date. The Company must pay the Liquidated Damages in cash or at the Investor's election with shares of Common Stock valued at the closing bid price of the Common Stock on the first trading day of each thirty day or shorter period for which liquidated damages are payable. Notwithstanding the foregoing, the Company shall not be liable to the Investor under this Section 5.2 for any events or delays occurring as a consequence of the acts or omissions of the Investor contrary to the obligations undertaken by Investor in this Agreement. Liquidated Damages will not accrue nor be payable pursuant to this Section 5.2 nor will a Non-Registration Event be deemed to have occurred for times during which Securities are transferable by the Investor pursuant to Rule 144(k) under the Securities Act.

5.3 Piggy-Back Registrations. If, at any time prior to the expiration of the Registration Period (as hereinafter defined) that there is not an effective Registration Statement covering all of the Shares and the Warrant Shares, the Company proposes to file with the Commission a Registration Statement for its own account or the account of others under the Securities Act of any of its securities (other than a Registration Statement on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall promptly send to the Investor written notice of the Company's intention to file a Registration Statement and of the Investor's rights under this Section 5.3 and, if within five (5) days after receipt of such notice, the Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Shares and the Warrant Shares the Investor requests to be registered for resale, subject to the priorities set forth in this Section 5.3. No right to registration of the Shares and the Warrant Shares under this Section 5.3 shall be construed to limit any registration required under Section 5.1. The obligations of the Company under this Section 5.2 may be waived by the Investor. In the event that the Registration Statement being filed by the Company under this Section 5.3 is for an underwritten offering, the Investor shall, unless otherwise agreed to by the Company, offer and sell the Shares and the Warrant Shares in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. If the managing underwriter(s) advise the Company, in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration:

(1)  first, all securities the Company proposes to sell for its own account;

(2) second, all of the securities the Investor requests to be registered for his account; and

(3) third, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand or mandatory registration rights.

5.4  The Company shall keep each of the Registration Statement required to be filed hereunder effective pursuant to Rule 415 at all times until (i) the date as of which the Investor may sell all of the Shares and the Warrant Shares covered by such Registration Statement pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (ii) the date on which (A) the Investor shall have sold all of the Shares and the Warrant Shares covered by such Registration Statement and (B) none of the Shares and the Warrants are outstanding (the "Registration Period"), each of which Registration Statements (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

5.5 The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all the Shares and the Warrant Shares covered by such Registration Statement until such time as all of such Shares and Warrant Shares shall have been disposed of in accordance with the intended methods of disposition by the Investor as set forth in such Registration Statement.

5.6 The Investor agrees that the Company shall not be precluded from registering any additional shares of its Common Stock underlying securities of the Company in the Registration Statement.

5.7 All expenses incurred in connection with registrations, filings, or qualifications pursuant to Article 5, including all registration, filing, and qualification fees; printers' and accounting fees; fees and disbursements of counsel for the Company shall be borne and paid by the Company.

ARTICLE 6.
GENERAL PROVISIONS

6.1 Specific Performance. The parties hereto acknowledge and agree that the breach of this Agreement would cause irreparable damage to the non-breaching parties and that the non-breaching parties will not have an adequate remedy at law. Therefore, the obligations of each of the parties under this Agreement, shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

6.2 Further Assurances. The parties hereto each agree to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

6.3 Governing Law; Venue. This Agreement and the rights of the parties hereunder shall be governed solely by, and shall be interpreted and enforced solely in accordance with, the laws of the State of Texas, without regard to the principles of conflicts of laws thereof. Any disputes that may result between the Parties shall be related to this Agreement shall be exclusively resolved using binding Arbitration according to the rules of the American Arbitration Association. The arbitrators ruling for any such disputes shall be deemed final and not subject to appeal. Venue for such proceeding shall be in Dallas County, Texas.

6.4 Headings. Section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

6.5 Binding Effect. This Agreement is irrevocable and shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

6.6 Counterparts. This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

6.7 Expenses. Each party shall pay its own expenses incident to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants for all activities of such counsel and accountants undertaken pursuant to this Agreement, whether or not the transactions contemplated hereby are consummated.

6.8 Amendments; Waivers. This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by Investor and the Company, or, in the case of a waiver, the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

5.10 Notices. All notices, requests, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given, delivered and received (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the signature page hereto or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 5.10.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

TXP CORPORATION

/s/ Michael C. Shores
Name: Michael C. Shores
Title: Chief Executive Officer

DYNA PORTER INTERNATIONAL LIMITED

/s/ Feng Li-Ting
Name: Feng Li-Ting
Title: Director

Exhibit “E”

CONFIDENTIAL INVESTOR QUESTIONNAIRE

The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A _____     The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B _____     The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C _____     The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D _____     The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________

Category E _____     The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________

Category F _____     The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Common Stock and with total assets in excess of $5,000,000. (describe entity)
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________

Category G _____     The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H _____     The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________

Category I _____       The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

6.9 SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________

(c) For all Subscribers, please list types of prior investments:
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________

(d) For all Subscribers, please state whether you have participated in other private placements before:

YES_______   NO_______

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companiesss	Private Companies	Public or Private VoIP or other Communications Companies
Frequently
Occasionally
Never

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______   NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______   NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______   NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______   NO_______

(j)  For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______   NO_______

6.10 MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a) Individual Ownership

(b) Community Property

(c) Joint Tenant with Right of  Survivorship (both parties must sign)

(d) Partnership*

(e) Tenants in Common

(f) Company*

(g) Trust*

(h) Other*

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

6.11 NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________  No __________

If Yes, please describe:
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________________________
*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of NASD Member Firm

By: Authorized Officer

Date: ____________________________

6.12 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

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